Execution Version

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 26th day of February 2007 (the “Closing Date”), among Wells Fargo Bank, N.A. (the “Servicer”), Bank of America, National Association (the “Assignor”) and Goldman Sachs Mortgage Company (the “Assignee”).

WHEREAS, the Assignor and the Servicer have entered into an Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of December 1, 2005 (the “2005 Purchase Agreement”), an Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005 (the “2005 Servicing Agreement”), and an Assignment and Conveyance Agreement, dated December 15, 2005 (WFHM 2005-W97) (the “2005 ACA”), each between the Assignor and the Servicer pursuant to which the Servicer sold to the Assignor certain mortgage loans;

WHEREAS, the Assignor and the Servicer have entered into a Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, (together with the 2005 Purchase Agreement, the “Purchase Agreements”) and an Assignment and Conveyance Agreement, dated May 24, 2006 (WFHM 2006-W33) (together with the 2005 ACA, the “Assignment and Conveyance Agreements”), between the Assignor and the Servicer pursuant to which the Servicer sold to the Assignor certain mortgage loans;

WHEREAS, the mortgage loans purchased by the Assignor pursuant to the Purchase Agreements are being serviced by the Servicer on behalf of the Assignor pursuant to the terms of a Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of May 1, 2006, (the “2006 Servicing Agreement” and, collectively with the Purchase Agreements, the 2005 Servicing Agreement and the Assignment and Conveyance Agreements, the “Agreements”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, the Assignee and the Servicer have agreed that on and after the Closing Date, the Mortgage Loans shall be serviced and administered by the Servicer for the benefit of the Assignee pursuant to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of November 1, 2005 (the “Goldman SWSA”), by and between the Assignee and the Servicer;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in, to and under the Mortgage Loans and the Agreements, to the extent relating to the Mortgage Loans, and only the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Agreements (as amended hereby), to the extent relating to the Mortgage Loans, and only the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Agreements from and after the date hereof, to the extent relating to the Mortgage Loans, and only the Mortgage Loans. The Assignor, the Assignee and the Servicer further agree that any reference in the Agreements to “Bank of America, N.A.” is deleted in its entirety and replaced with “Goldman Sachs Mortgage Company;” provided, however, that it is agreed upon and understood that the Assignee shall not be deemed to make the representations and warranties in Section 7 of either Purchase Agreement.

(b) Simultaneously with the execution of this Assignment Agreement, on February 26, 2007, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the trade confirmation dated as of January 3, 2007 (the “Trade Confirmation”), by and between the Assignee and the Assignor. The Assignee shall pay the purchase price payable under the Trade Confirmation by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after February 1, 2007 (the “Assigned Loans Cut-off Date”) and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Assigned Loans Cut-off Date except as otherwise specified in the Trade Confirmation.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Agreements without the consent of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. Accuracy of the Agreements.

The Servicer and the Assignor each represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 are true, accurate and complete copies of the Agreements , (ii) the Agreements, are in full force and effect as of the date hereof, (iii) the Agreements have not been amended or modified in any respect and (iv) no notice of termination has been given to such party under the 2006 Servicing Agreement.

3. Recognition of the Assignee.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Goldman SWSA (as amended hereby), the terms (other than those contained in Article III thereof) of which are incorporated herein by reference.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Agreements or this Assignment Agreement.

(b) The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Agreements.

(c) This Assignment Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

5. Representations and Warranties of the Servicer.

The Servicer hereby warrants and represents to, and covenants with, the Assignee that:

(a) The representations and warranties contained in Section 3.01 of the 2006 Servicing Agreement are deemed to be made as of the date of this Assignment Agreement, and all such representations and warranties are true and correct as of the date of this Assignment Agreement.

(b) The Servicer has serviced the Mortgage Loans in accordance with the terms of the 2006 Servicing Agreement and provided accurate statements pursuant to Section 5.02 thereof and otherwise complied with all covenants and obligations thereunder.

(c) The Servicer has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a national banking association under the laws of the United States with full power and authority (corporate and other) to enter into and perform its obligations under the Agreements and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale of the Mortgage Loans to the Assignee, the Assignor has not assigned or pledged any related Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Mortgage Loan, and the Assignor has not released the Mortgaged Property related to any Mortgage Loan from the lien of such Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.

(h) Immediately prior to the assignment and conveyance contemplated in this Assignment Agreement, the Assignor was the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and all of its interests, rights and obligations under the Agreements free from any and all claims and encumbrances whatsoever.

(i) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates that the related Mortgage Loans were purchased from the Servicer.

(j) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Agreements.

(k) Except as set forth in this Assignment Agreement, the Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the 2006 Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, except as contemplated in this Assignment Agreement, the Agreements or the Mortgage Loans.

(l) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

(m) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect.

(n) With respect to the Mortgage Loans purchased pursuant to the 2005 ACA, the representations and warranties contained in Section 3.02 of the 2005 Servicing Agreement and with respect to the Mortgage Loans purchased pursuant to the other Assignment and Conveyance Agreements, the representations and warranties contained in Section 3.02 of the 2006 Servicing Agreement, to the extent they relate to matters arising on or after the respective date that the Mortgage Loans were purchased from the Servicer, are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of each of the Servicing Agreements (i) to the “Cut-off Date” shall be deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) to the “Closing Date” shall be deemed to be a reference to the date of this Assignment Agreement.

(o) No Additional Payments. There is no obligation on the part of the Servicer or any other party to make payments in addition to those made by the Mortgagor;

(p) No “Pledged Asset” Loans. No Mortgage Loan is a “pledged asset” mortgage loan;

(q) Qualified Mortgage. Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code; and

(r) No Mobile Homes or Manufactured Dwellings. No Mortgage Loan is secured by a residence or dwelling that is a manufactured dwelling.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Custodial Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss, or the Assignee has a reasonable, good faith belief that it will incur a loss, as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee’s option, repurchase the Mortgage Loan in the same manner set forth in Section 3.03 of the related Servicing Agreement.

In the event the Servicer has breached a representation or warranty hereunder or under the Servicing Agreements, as amended hereby, that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach or repurchase the Mortgage Loan in the same manner as set forth in Section 3.03 of the related Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

8. Modification of the Goldman SWSA.

Solely with respect to the Mortgage Loans, the Assignor and the Servicer hereby modify the Goldman SWSA as follows:

(a) Article I, Definitions, is hereby modified by deleting in its entirety the definition of “Closing Date” and by replacing it with “February 26, 2007.”

(b) Article I, Definitions, is hereby modified by deleting in its entirety the definition of “Cut-off Date” and by replacing it with “February 1, 2007.”

(c) Article I, Definitions, is hereby modified by deleting in its entirety the definition of “Purchase Price and Terms Letter” and by replacing it with the following:

“The trade confirmation dated as of January 3, 2007, by and between the Purchaser and Bank of America, N.A., confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.”

(d) The first paragraph of Section 4.2, Liquidation of Mortgage Loans, is hereby amended by deleting the phrase “the Company shall notify the Purchaser in writing of the Company’s intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within three (3) Business Days of receiving such notice” and replacing it with the phrase “and shall provide such information regarding the Mortgage Loan as the Purchaser reasonably may request, provided that the Company shall cease or not commence foreclosure proceedings if the Purchaser objects to such action.”

(e) The second paragraph of Section 4.4, Establishment of and Deposits to Custodial Account, is hereby amended by deleting the phrase “within one Business Day (or two Business Days in the case of the amounts described in clauses (3) through (5) below) of the Company’s receipt,” and replacing it with the phrase “within two (2) Business Days of the Company’s receipt.”

(f) The second paragraph of Section 6.2, Satisfaction of Mortgages and Release of Custodial Mortgages Files, is hereby deleted in its entirety and replaced with the following:

“If the Company satisfies or releases the lien of Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms of this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.”

(g) Section 6.4(i), Annual Statement as to Compliance, is hereby deleted in its entirety; and

(h) Section 6.5, Annual Independent Public Accountants’ Servicing Report, is hereby deleted in its entirety.

9. Continuing Effect.

Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their respective terms. The Goldman SWSA as it relates to mortgage loans not assigned by this Assignment Agreement is not amended or modified hereby and the Assignee and the Servicer hereby agree that the Goldman SWSA as it relates to any such mortgage loans shall remain in full force and effect in accordance with its unamended terms.

10. Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11. Waiver of Trial by Jury.

THE COMPANY, THE ASSIGNOR AND THE ASSIGNEE EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Notices.

Any notices or other communications permitted or required hereunder or under the Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, Wells Fargo Bank, N.A., 1 Home Campus, MAC #X2302-033, Des Moines, Iowa 50328-0001, Attention: John Brown, Telephone: (515) 324-7071, Telecopy: (515) 324-3118, with a copy to: Wells Fargo Bank, N.A., 1 Home Campus, MAC #X2401-06T, Des Moines, Iowa 50328-0001, Attention: General Counsel, Telephone: (515) 213-4762, Telecopy: (515) 213-5192, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignor, Bank of America, National Association, 214 North Tryon Street, NC1-007-11-07, Charlotte, North Carolina 28255, Attention: Donald Rhodes, Telephone: (704) 388-7594, Email: donald.rhodes@bankofamerica.com, or such other address as may hereafter be furnished by the Assignor and (iii) in the case of the Assignee, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Howard Altarescu, Telephone: (212) 902-3277, Telecopy: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee.

13. Wire Instructions.

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Agreements is:

Bank: Citibank, N.A.
City: New York, New York
ABA Routing Number: 021000089
For Credit to: Goldman Sachs Mortgage Company
Account No.: 40711421
Attn: Howard Altarescu

14. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

15. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the 2006 Servicing Agreement.

16. Further Agreements.

Each party hereto agrees to execute and deliver to the others such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Assignment Agreement.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

BANK OF AMERICA, NATIONAL
ASSOCIATION

By:
Name:
Title:

ASSIGNEE:

GOLDMAN SACHS MORTGAGE
COMPANY

By:	Goldman Sachs Real Estate
Funding Corp., its General Partner

By:
Name:
Title:

SERVICER:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

EXHIBIT 1

Mortgage Loan Schedule

[Attached hereto]

Exh. 1

EXHIBIT 2

Execution Copies of the Agreements

[Attached hereto]

Exh. 2